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                                  AMENDMENT NO. 1 TO
                     VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE


         THIS AMENDMENT NO. 1 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE is made and entered into as of June 24, 1996 by and between WCB SEVENTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and GILEAD SCIENCES, INC., a Delaware corporation ("Tenant").

         Landlord's predecessor-in-interest, Vintage Park Associates, and
Tenant entered into that certain Vintage Park Research and Development Lease ("Lease") dated September 16, 1993 with respect to certain premises commonly identified as 335 Lakeside Drive, Foster City, California. Landlord and Tenant now desire to amend the Lease in order, among other things, to reflect the transfer of the Landlord's interest in the premises and to extend the term, all as more fully set forth below and, accordingly, Landlord and Tenant hereby agree as follows:

         1. TRANSFER OF LANDLORD'S INTEREST. As of December 21, 1994 (the "Transfer Date"), the Landlord's interest in the premises was transferred to WCB Seventeen Limited Partnership, a Delaware limited partnership ("WCB Seventeen"). From and after the Transfer Date, WCB Seventeen shall be deemed the Landlord under the Lease and hereby assumes the obligations of the Landlord under the Lease accruing on and after the Transfer Date. Tenant hereby attorns to WCB Seventeen as the Landlord under the Lease from and after the Transfer Date.

         2. AMENDMENT OF BASIC LEASE INFORMATION. Those portions of the Basic Lease Information of the Lease set forth below are hereby amended to read as follows:


Term Expiration:                  March 31, 2006

Base Rent:

    May 1, 1996 through           $32,112.84
    April 30, 1997

    May 1, 1997 through           $31,586.40
    March 31, 1998

    April 1, 1998 through         $32,902.50
    March 31, 1999

    April 1, 1999 through         $35,534.70
    March 31, 2000


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    April 1, 2000 through         $36,600.74
    March 31, 2001

    April 1, 2001 through         $37,698.76
    March 31, 2002

    April 1, 2002 through         $38,829.72
    March 31, 2003

    April 1, 2003 through         $39,994.62
    March 31, 2004

    April 1, 2004 through         $41,194.45
    March 31, 2005

    April 1, 2005 through         $42,430.29
    March 31, 2006

Landlord's Address for Notices:

    WCB Seventeen Limited Partnership
    c/o WCB Properties
    393 Vintage Park Drive, Suite 200
    Foster City, CA  94404


         3. AMENDMENT OF PARAGRAPH 20. Subparagraph 20(a) of the Lease is amended to read as follows:

              (a) Tenant shall have two options to extend the term of this Lease, each for a period of five years (an "Option Period"), with the first Option Period commencing April 1, 2006, subject to the terms and conditions of this paragraph 20.

         4. RATIFICATION. Landlord and Tenant hereby ratify and confirm the terms of the Lease as amended in paragraphs 1, 2 and 3 above.


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.


TENANT:                           LANDLORD:

GILEAD SCIENCES, INC.,            WCB SEVENTEEN LIMITED
a Delaware corporation            PARTNERSHIP, a Delaware
                                  limited partnership

                                  By: WCB SEVENTEEN, INC., a
By: /s/ John S. Martin                Delaware corporation,
   ---------------------------        general partner
   Its: CEO
       -----------------------

                                      By: /s/ Wallace G. Murfit
                                         ------------------------------------
                                         Its: V.P.
                                             --------------------------------


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